PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Quant Solutions Commodity Strategies Fund

(the "Fund")

Supplement dated September 14, 2022

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional

Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and

Statement of Additional Information, as applicable, and retain it for future reference.

Effective September 14, 2022, Mr. Edward Campbell and Mr. Edward Tostanoski will be added to the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows:

1.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. Edward Campbell and Mr. Edward Tostanoski:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	PGIM	Edward	Managing Director,	September 2022
LLC	Quantitative	Campbell, CFA	Portfolio Manager
Solutions LLC
PGIM Investments	PGIM	Edward	Principal, Portfolio	September 2022
LLC	Quantitative	Tostanoski,	Manager
	Solutions LLC	CFA

2.The section of each Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. Edward Campbell and Mr. Edward Tostanoski:

Edward L. Campbell, CFA, is a Managing Director and Co-Head of PGIM Quantitative Solutions' Multi-Asset team. In this capacity, he is responsible for managing key investment products & strategic client relationships, economic & market research, investment strategy messaging, and product development. Ed also represents the firm through appearances in major media outlets, including CNBC and Bloomberg Television. Prior to joining PGIM Quantitative Solutions, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments' Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from the City University of New York and an MBA in finance, global business and organizational leadership from the New York University (NYU) Stern School of Business with highest honors. He is a member of PGIM's Thought Leadership Council and currently serves on PGIM's Latinx Executive Leadership Team (ELT). He served a two-year term in the Corporate Leaders Program at the Council of Foreign Relations (CFR) ending in 2018 and was a founding member of PGIM's Diversity and Inclusion Task Force. He is currently a member of the Board of Trustees for The Winston School of Short Hills.

Edward J. Tostanoski, CFA is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. In this capacity, he is responsible for the research, development and portfolio management of systematic total and absolute return investment solutions. Prior to joining PGIM Quantitative Solutions, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment

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Strategies and Global Portfolio Solutions teams. He earned a BSE in operations research and financial engineering from Princeton University.

3.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Mr. Edward Campbell and Mr. Edward Tostanoski:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total	Investment Vehicles/	Total Assets
		Assets	Total Assets
PGIM		33/$59,844,150,719	6/$2,121,915,052	6/$778,933,888
Edward
Quantitative
Solutions LLC	Campbell*
PGIM		33/$59,844,150,719	6/$2,121,915,052	6/$778,933,888
Edward
Quantitative
Solutions LLC	Tostanoski*

*Information is as of 7/31/2022.

4.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Edward Campbell and Mr. Edward Tostanoski:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar
Strategies*
PGIM Quantitative Solutions LLC	Edward Campbell	None**
PGIM Quantitative Solutions LLC	Edward Tostanoski	None**

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar range for Edward Campbell's investment in the Fund as of 7/31/2022 is as follows: None.

The dollar range for Edward Tostanoski's investment in the Fund as of 7/31/2022 is as follows: None. ** Information is as of 7/31/2022.

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